EXHIBIT 24

Confirming Statement

I hereby confirm that I have authorized and designated each of Jennifer L. Vogel, Kristin Becnel and Sarah E. Hagy to execute and file on my behalf all Forms 3, 4 and 5 (including any amendments thereto) that I may be required to file with the United States Securities and Exchange Commission as a result of my position with, or my ownership of or transactions in securities of, Continental Airlines, Inc. ("Continental"). The authority of such individuals under this Statement shall continue until I am no longer required to file Forms 4 or 5 with regard to Continental, unless earlier revoked in writing. I hereby acknowledge that such individuals are not assuming, nor is Continental assuming, any of my responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

/s/ Holden Shannon

Print Name: Holden Shannon

Dated: August 18, 2004

Confirming Statement

I hereby confirm that I have authorized and designated each of Jennifer L. Vogel, Kristin Becnel and Sarah E. Hagy to execute and file on my behalf all Forms 3, 4 and 5 (including any amendments thereto) that I may be required to file with the United States Securities and Exchange Commission as a result of my position with, or my ownership of or transactions in securities of, Continental Airlines, Inc. ("Continental"). The authority of such individuals under this Statement shall continue until I am no longer required to file Forms 4 or 5 with regard to Continental, unless earlier revoked in writing. I hereby acknowledge that such individuals are not assuming, nor is Continental assuming, any of my responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

___/s/ Gordon Bethune____ ____ __

Print Name: Gordon Bethune_ _______

Dated: March 12, 2004

Confirming Statement

I hereby confirm that I have authorized and designated each of Jennifer L. Vogel, Kristin Becnel and Sarah E. Hagy to execute and file on my behalf all Forms 3, 4 and 5 (including any amendments thereto) that I may be required to file with the United States Securities and Exchange Commission as a result of my position with, or my ownership of or transactions in securities of, Continental Airlines, Inc. ("Continental"). The authority of such individuals under this Statement shall continue until I am no longer required to file Forms 4 or 5 with regard to Continental, unless earlier revoked in writing. I hereby acknowledge that such individuals are not assuming, nor is Continental assuming, any of my responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

___/s/ Kirbyjon H. Caldwell__ ____ __

Print Name: Kirbyjon H. Caldwell _______

Dated: March 12, 2004

Confirming Statement

I hereby confirm that I have authorized and designated each of Jennifer L. Vogel, Kristin Becnel and Sarah E. Hagy to execute and file on my behalf all Forms 3, 4 and 5 (including any amendments thereto) that I may be required to file with the United States Securities and Exchange Commission as a result of my position with, or my ownership of or transactions in securities of, Continental Airlines, Inc. ("Continental"). The authority of such individuals under this Statement shall continue until I am no longer required to file Forms 4 or 5 with regard to Continental, unless earlier revoked in writing. I hereby acknowledge that such individuals are not assuming, nor is Continental assuming, any of my responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

___/s/ Lawrence W. Kellner__ ____ __

Print Name: Lawrence W. Kellner _______

Dated: March 12, 2004

Confirming Statement

I hereby confirm that I have authorized and designated each of Jennifer L. Vogel, Kristin Becnel and Sarah E. Hagy to execute and file on my behalf all Forms 3, 4 and 5 (including any amendments thereto) that I may be required to file with the United States Securities and Exchange Commission as a result of my position with, or my ownership of or transactions in securities of, Continental Airlines, Inc. ("Continental"). The authority of such individuals under this Statement shall continue until I am no longer required to file Forms 4 or 5 with regard to Continental, unless earlier revoked in writing. I hereby acknowledge that such individuals are not assuming, nor is Continental assuming, any of my responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

___/s/ Douglas McCorkindale ____ __

Print Name: Douglas McCorkindale______

Dated: March 12, 2004

Confirming Statement

I hereby confirm that I have authorized and designated each of Jennifer L. Vogel, Kristin Becnel and Sarah E. Hagy to execute and file on my behalf all Forms 3, 4 and 5 (including any amendments thereto) that I may be required to file with the United States Securities and Exchange Commission as a result of my position with, or my ownership of or transactions in securities of, Continental Airlines, Inc. ("Continental"). The authority of such individuals under this Statement shall continue until I am no longer required to file Forms 4 or 5 with regard to Continental, unless earlier revoked in writing. I hereby acknowledge that such individuals are not assuming, nor is Continental assuming, any of my responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

___/s/ Henry L. Meyer III ____ ____ __

Print Name: Henry L. Meyer III _______

Dated: March 12, 2004

Confirming Statement

I hereby confirm that I have authorized and designated each of Jennifer L. Vogel, Kristin Becnel and Sarah E. Hagy to execute and file on my behalf all Forms 3, 4 and 5 (including any amendments thereto) that I may be required to file with the United States Securities and Exchange Commission as a result of my position with, or my ownership of or transactions in securities of, Continental Airlines, Inc. ("Continental"). The authority of such individuals under this Statement shall continue until I am no longer required to file Forms 4 or 5 with regard to Continental, unless earlier revoked in writing. I hereby acknowledge that such individuals are not assuming, nor is Continental assuming, any of my responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

___/s/ George Parker ____ ____ __

Print Name: George Parker __ _______

Dated: March 12, 2004

Confirming Statement

I hereby confirm that I have authorized and designated each of Jennifer L. Vogel, Kristin Becnel and Sarah E. Hagy to execute and file on my behalf all Forms 3, 4 and 5 (including any amendments thereto) that I may be required to file with the United States Securities and Exchange Commission as a result of my position with, or my ownership of or transactions in securities of, Continental Airlines, Inc. ("Continental"). The authority of such individuals under this Statement shall continue until I am no longer required to file Forms 4 or 5 with regard to Continental, unless earlier revoked in writing. I hereby acknowledge that such individuals are not assuming, nor is Continental assuming, any of my responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

___/s/ Karen Hastie Williams _ ____ __

Print Name: Karen Hastie Williams ______

Dated: March 12, 2004

Confirming Statement

I hereby confirm that I have authorized and designated each of Jennifer L. Vogel, Kristin Becnel and Sarah E. Hagy to execute and file on my behalf all Forms 3, 4 and 5 (including any amendments thereto) that I may be required to file with the United States Securities and Exchange Commission as a result of my position with, or my ownership of or transactions in securities of, Continental Airlines, Inc. ("Continental"). The authority of such individuals under this Statement shall continue until I am no longer required to file Forms 4 or 5 with regard to Continental, unless earlier revoked in writing. I hereby acknowledge that such individuals are not assuming, nor is Continental assuming, any of my responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

___/s/ Ronald B. Woodard ___ ____ __

Print Name: Rondald B. Woodard _______

Dated: March 12, 2004

Confirming Statement

I hereby confirm that I have authorized and designated each of Jennifer L. Vogel, Kristin Becnel and Sarah E. Hagy to execute and file on my behalf all Forms 3, 4 and 5 (including any amendments thereto) that I may be required to file with the United States Securities and Exchange Commission as a result of my position with, or my ownership of or transactions in securities of, Continental Airlines, Inc. ("Continental"). The authority of such individuals under this Statement shall continue until I am no longer required to file Forms 4 or 5 with regard to Continental, unless earlier revoked in writing. I hereby acknowledge that such individuals are not assuming, nor is Continental assuming, any of my responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

___/s/ Charles A. Yamarone__ ____ __

Print Name: Charles A. Yamarone _______

Dated: March 12, 2004